UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 18, 2022
Date of Report (date of earliest event reported)

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2022, Asensus Surgical, Inc. (the “Company”) entered into Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement (the “Amendment”) with Cantor Fitzgerald & Co. (“Cantor”) and Oppenheimer & Co. Inc. (“Oppenheimer”) which amends the Controlled Equity OfferingSM Sales Agreement dated May 19, 2021 (the “Agreement”) among the Company, Cantor, Oppenheimer and Robert W. Baird & Co. Incorporated (“Baird”). The Amendment reflects the termination of Baird as an “Agent” under the Agreement, such that Cantor and Oppenheimer shall be each an “Agent” and collectively the “Agents” under the Agreement.

The shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) offered by the Company in an “at the market offering” under the Agreement (the “ATM Offering”) were originally registered on the registration statement on Form S-3ASR (File No. 333- 256284) (the “Automatic Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and declared effective by the Commission, on May 19, 2021.

As of the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2021, the Company no longer qualifies as a “well-known seasoned issuer” as defined in the Securities Act and, therefore, can no longer utilize the Automatic Shelf Registration Statement for the ATM Offering. Consequently, on March 18, 2022, the Company is filing a registration statement on Form S-3 (the “Registration Statement”) with the Commission under the Securities Act, which includes a prospectus supplement (the “Prospectus Supplement”) relating to the ATM Offering under the Agreement, as amended by the Amendment, to offer up to an aggregate of $100 million of shares of Common Stock. The Amendment reflects the filing of the Registration Statement and the Prospectus Supplement and an increase in the shares of Common Stock authorized to be offered and sold by the Agents under the ATM Offering to restore the total amount offered to $100 million from the approximately $97.2 million previously remaining under the ATM Offering.

The Registration Statement filed on March 18, 2022 replaces the Automatic Shelf Registration Statement.

The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated by reference herein. The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1
Controlled Equity OfferingSM Sales Agreement, dated May 19, 2021, among the Company, Cantor Fitzgerald & Co., Oppenheimer & Co. and Robert W. Baird & Co. Incorporated (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2021).

1.2 *	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement by and among the Company, Cantor Fitzgerald & Co. and Oppenheimer & Co. Inc., dated March 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: March 18, 2022	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Officer